Exhibit 10.1
[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is treated by the Registrant as private or confidential.

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This AMENDMENT NO. 1 TO LICENSE AGREEMENT, dated as of November 24, 2020 (this “Amendment”), by and between Mitsubishi Tanabe Pharma Corporation, a corporation organized under the laws of Japan and having its principal place of business at 2-10 Dosho-machi, 3-chome, Chuo-ku, Osaka 541-8505, Japan (“MTPC”), and Mineralys Therapeutics, Inc., a corporation organized under the laws of the state of Delaware and having its principal of business at 100 Pine Street, Suite 1250, San Francisco, CA 94111, U.S.A. (“MINERALYS”). MTPC and MINERALYS are sometimes referred to individually as a “Party” and collectively “Parties”
WHEREAS, the Parties have entered into a License Agreement dated as of July 9, 2020 relating to the license to develop and commercialize MT-4129 (the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement as set forth below;
NOW, THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Exhibit A “MTPC Patent Rights” of the Agreement shall be deleted and replaced with Exhibit A “MTPC Patent Rights” of this Amendment.
2.Exhibit C-2 “Additional MTPC Know-How as of the Effective Date” of this Amendment shall be added to Exhibit C “MTPC Know-How as of the Effective Date” of the Agreement.
3.This Amendment shall be effective as of the date first above written.
4.Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and entered into by their duly authorized representatives as of the date first above written.

Mitsubishi Tanabe Pharma Corporation	Mineralys Therapeutics, Inc.
By:	By:

/s/ Atsushi Hashimoto	/s/ Jon Congleton

Name: Atsushi Hashimoto	Name: Jon Congleton
Title: Head of Business Development Department	Title: Chief Executive Officer

Exhibit A

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Exhibit C-2

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